SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report

January 15, 2003

Energen Corporation

(Exact name of registrant as specified in its charter)

Alabama

(State or other jurisdiction of incorporation)

1-7810 63-0757759

(Commission File No.) (IRS Employer Identification No.)

605 Richard Arrington, Jr. Boulevard North

Birmingham, Alabama 35203

(Address of principal executive offices) (Zip Code)

(205) 326-2700

(Registrant's telephone number including area code)

Nabers Resigns from Energen Board

Drayton Nabers, Jr., former chairman and chief executive officer of Protective Life Corporation, is resigning from the Board of Directors of Energen Corporation effective January 15, 2003. Nabers, who has served on Energen's Board since 1984, recently was appointed Finance Director for the State of Alabama by Governor-elect Bob Riley.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGEN CORPORATION

DATE: January 15, 2003 By /s/ GRACE B. CARR

Grace B. Carr

Vice President and Controller of

Energen Corporation